Income Taxes (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Income tax amounts recorded to stockholder's equity
Income tax effect	$ (2,741)	$ (4,455)	$ 2,589
Income tax effect	74	921	1,044
Net unrecognized pension cost (benefit)	68	79	(1)
Compensation expense for tax purposes in excess of amounts recognized for financial statement purposes	48	55	74
Total	$ (3,936)	$ (3,315)	$ 3,551